Exhibit 99.1

ARTISAN SPECIALTY FOODS, INC.

Financial Statements

December 31, 2011 and 2010

ARTISAN SPECIALTY FOODS, INC.

Financial Statements

December 31, 2011and 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors

Artisan Specialty Foods, Inc.

We have audited the accompanying balance sheets of Artisan Specialty Foods, Inc. (the “Company”), as of December 31, 2011 and 2010 and the related statements of operations, stockholder’s (deficiency) equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based upon our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Artisan Specialty Foods, Inc. as of December 31, 2011 and 2010, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ RBSM LLP

New York, New York
July 18, 2012

Artisan Specialty Foods, Inc.
Balance Sheets

	December 31,	December 31,
	2011	2010
ASSETS
Current assets

Cash and cash equivalents	$2,473	$37,172
Accounts receivable, net	420,428	316,599
Inventory	322,734	507,099
Total current assets	745,635	860,870

Property and equipment, net	89,348	152,915

Total assets	$834,983	$1,013,785

LIABILITIES AND STOCKHOLDER’S DEFICIENCY
Current liabilities
Line of credit	$747,070	$818,885
Accounts payable and accrued liabilities	316,070	212,879
Capital leases, current portion	10,535	14,538
Total current liabilities	1,073,675	1,046,302

Capital leases - long term portion	27,844	38,378
Total liabilities	1,101,519	1,084,680

Stockholder's deficiency) equity

Common stock, no par value; 1,000 shares authorized, issued, and outstanding	1,000	1,000
Accumulated deficit	(267,536)	(71,895)
Total stockholder's deficiency	(266,536)	(70,895)

Total liabilities and stockholder’s deficiency	$834,983	$1,013,785

See notes to financial statements.

Artisan Specialty Foods, Inc.
Statements of Operations

	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2011	2010

Revenue	$5,678,211	$4,557,372

Cost of goods sold	3,918,259	3,102,363
Gross Profit	1,759,952	1,455,009

Selling, general and administrative expenses	1,492,359	1,362,803
Total operating expenses	1,492,359	1,362,803

Operating income	267,593	92,206

Other expense:
Interest expense, net	24,592	31,182
Total other expense	24,592	31,182

Income before income taxes	243,001	61,024

Income tax expense	2,000	3,876

Net income	$241,001	$57,148

Net income per share	$241.00	$57.15

Weighted average shares outstanding- basic	1,000	1,000

See notes to financial statements.

Artisan Specialty Foods, Inc.
Statements of Cash Flows

	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2011	2010

Cash flows from operating activities:
Net income	$241,001	$57,148
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	63,567	54,815
Changes in operating assets and liabilities:
Accounts receivable, net	(103,829)	(48,986)
Inventory	184,365	18,182
Accounts payable and accrued expenses	103,191	(59,403)
Net cash provided by operating activities	488,295	21,756

Cash flows from investing activities:
Acquisition of property and equipment	-	(48,698)
Net cash used in investing activities	-	(48,698)

Cash flows from financing activities:
(Repayment of) proceeds from line of credit	(71,815)	91,956
Distributions to owner	(436,642)	(266,062)
Principal payments on debt	(14,537)	(13,004)
Net cash used in financing activities	(522,994)	(187,110)

Decrease in cash and cash equivalents	(34,699)	(214,052)

Cash and cash equivalents at beginning of period	37,172	251,224

Cash and cash equivalents at end of period	$2,473	$37,172

Supplemental disclosure of cash flow information:

Cash paid during the period for:
Interest	$24,592	$31,182

Income taxes	$2,000	$3,876

Non-cash investing and financing activities:
Non-cash distribution to shareholder	$-	$129,322

See notes to financial statements.

Artisan Specialty Foods, Inc.
Statements of Stockholder’s (Deficiency) Equity For the Two Years Ended December 31, 2011

	Common Stock
	Shares	Amount	Accumulated Earnings (Deficit)	Total

Balance – January 1, 2010	1,000	$1,000	$266,341	$267,341

Net income for the year ended December 31, 2010	-	-	57,148	57,148

Distributions to shareholder	-	-	(395,384)	(395,384)

Balance - December 31, 2010	1,000	1,000	(71,895)	(70,895)

Net income for the year ended December 31, 2011	-	-	241,001	241,001

Distributions to shareholder	-	-	(436,642)	(436,642)

Balance - December 31, 2011	1,000	$1,000	$(267,536)	$(266,536)

See notes to financial statements.

 ARTISAN SPECIALTY FOODS, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A summary of significant accounting policies applied in the preparation of the accompanying financial statements.

Business Activities

Artisan Specialty Foods, Inc. “the Company” was organized on July 8, 2004 as an S-Corporation, in the state of Illinois.  The Company is in the business of providing specialty food products to end users.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reported periods. Actual results could materially differ from those estimates.

Revenue Recognition

The Company recognizes revenue upon product shipment. The Company ships all its products either overnight shipping terms or three day shipping terms to the customer. Shipping charges to customers and sales taxes collectible from customers, if any, are included in revenues.

For revenue from product sales, the Company recognizes revenue in accordance with Financial Accounting Standards Board “FASB” Accounting Standards Codification “ASC” 605-15-05. ASC 605-15-05 requires that four basic criteria must be met before revenue can be recognized:  (1) persuasive evidence of an arrangement exists; (2) delivery has occurred; (3) the selling   price is fixed and   determinable; and (4) collectability is reasonably assured.  Determination of criteria (3) and (4) are based on management's judgments regarding the fixed nature of the selling prices of the products delivered and the collectability of those amounts.  Provisions for discounts and rebates to customers, estimated returns and allowances, and other adjustments are provided for in the same period the related sales are recorded.

Cost of goods sold

The Company has included in cost of goods sold all costs which are directly related to the generation of revenue. These costs include primarily the cost of the product plus the shipping costs.

Selling, general, and administrative expenses

The Company has included in selling, general, and administrative expenses all other costs which support the Company’s operations but which are not includable as a cost of sales. These include primarily payroll, facility costs such as rent and utilities, and other administrative costs including professional fees.  Advertising costs are expensed as incurred.

Cash and Cash Equivalents

Cash equivalents include all highly liquid debt instruments with original maturities of three months or less which are not securing any corporate obligations.

Accounts Receivable

The Company provides an allowance for doubtful accounts equal to the estimated uncollectible amounts.  The Company’s estimate is based on historical collection experience and a review of the current status of trade accounts receivable.  It is reasonably possible that the Company’s estimate of the allowance for doubtful accounts will change.  As of December 31, 2011 and 2010, the Company has an allowance for doubtful receivable for $50,000.

Property and Equipment

Property and equipment are valued at cost.  Depreciation is provided over the estimated useful lives up to five years using the straight-line method.  Leasehold improvements are depreciated on a straight-line basis over the term of the lease.

The estimated service lives of property and equipment are as follows:

Computer Equipment	3 years
Office Furniture and Fixtures	5 years
Warehouse Equipment	5 years
Vehicles	5 years

Inventories

Inventory is valued at the lower of cost or market and is determined by the first-in, first-out method.

Long-lived Assets

The Company reviews its property and equipment and any identifiable intangibles for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The test for impairment is required to be performed by management at least annually. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the future undiscounted operating cash flow expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the asset exceeds the fair value of the asset. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less costs to sell.

As of December 31, 2011, the Company’s management believes there is no impairment of its long-lived assets.  There can be no assurance, however, that market conditions will not change which could result in impairment of long-lived assets in the future.

Net Loss Per Common Share

Basic net earnings per share is based on the weighted average number of shares outstanding during the period.  The Company did not have any dilutive securities outstanding at December 31, 2011 or 2010.

Fair Value of Financial Instruments

The carrying amount of the Company’s cash and cash equivalents, accounts receivable, notes payable, line of credit, accounts payable and accrued expenses, none of which is held for trading, approximates their estimated fair values due to the short-term maturities of those financial instruments.

The Company adopted ASC 820-10, “Fair Value Measurements” (SFAS 157), which provides a framework for measuring fair value under GAAP.  ASC 820-10 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date.  ASC 820-10 requires that valuation techniques maximize the use of observable inputs and minimize the use of unobservable inputs.

As of December 31, 2011 and 2010, the Company did not have any financial assets or liabilities that are measured at fair value on a recurring basis.

Advertising costs

The Company follows the policy of charging the costs of advertising expenses as incurred.

Income taxes

The Company has elected to be treated as subchapter “S” corporations for federal and state income tax purposes. Therefore, no provision has been made for corporate federal and state income taxes and the stockholders have consented to include the income or loss in their individual tax returns. The Company is, however, liable for its state franchise taxes. The Company provides for income taxes based on pre-tax earnings reported in the financial statements. Certain items such as depreciation are recognized for tax purposes in periods other than the period they are reported in the financial statements.

Deferred income taxes are provided in accordance with ASC 740, Subtopic 10. Deferred income taxes are provided for accumulated temporary differences due to basis of differences for assets and liabilities for financial reporting and income tax purposes, including alternative minimum taxes. The Company’s temporary differences were deemed to be immaterial.

In June 2006, the FASB issued FASB ASC 740-10-25, which prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. ASC 740-10-25 also provides guidance on derecognition, classification, treatment of interest and penalties, and disclosure of such positions. Effective January 1, 2007, the Company adopted the provisions of ASC 740-10-25, as required. As a result of implementing ASC 740-10-25, there has been no adjustment to the Company’s financial statements and the adoption of ASC 740-10-25 did not have a material effect on the Company’s financial statements for the years ended December 31, 2011 and 2010.

New Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

2. ACCOUNTS RECEIVABLE

At December 31, 2011 and 2010, accounts receivable consists of:

	2011	2010
Accounts receivable from customers	$470,428	$366,599
Allowance for doubtful accounts	(50,000)	(50,000)
Accounts receivable, net	$420,428	$316,599

3.   INVENTORY

At December 31, 2011 and 2010, finished goods inventory was $322,734 and $507,099, respectively.

4. PROPERTY AND EQUIPMENT

A summary of property and equipment at December 31, 2011 and 2010 is as follows:

	2011	2010
Office Equipment	$33,926	$33,926
Warehouse Equipment	60,134	60,134
Computer Equipment	66,746	66,746
Leasehold Improvements	100,500	100,500
Vehicles	161,023	161,023
	422,329	422,329
Less accumulated depreciation and amortization	(332,981)	(269,414)
Total	$89,348	$152,915

Depreciation and amortization expense for property and equipment amounted to $63,567 and $54,815 for the years ended December 31, 2011 and 2010, respectively.

5. LINE OF CREDIT

The Company entered into a line of credit facility with The PrivateBank and Trust Company for a maximum borrowing of $1,000,000 available for working capital and maturing June 28, 2012. The line is collateralized by a first lien on all the Company’s business assets, a mortgage on the Company’s warehouse and office facility which the Company leases and commercial guaranty from the Company’s shareholder.  The variable interest rate on the line of credit is based upon the prime rate published by the Wall Street Journal.

The Company has a line of credit with a bank. As of December 31, 2011 and 2010, the Company had $747,070 and $818,885 due under the line of credit agreement, respectively. In accordance with the acquisition on May 18, 2012, the line of credit was fully paid off and cancelled.

6. ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

Accounts payable and accrued liabilities at December 31, 2011 and 2010 are as follows:

	2011	2010
Trade payables	$316,070	$212,879

7. CAPITAL LEASES

	December 31, 2011	December 31, 2010
On August 20, 2006, the Company entered into a capital lease for a van. The lease agreement is for 60 payments of $646.33 per month. During the years ended December 31, 2011 and 2010, the Company made principal payments on the lease in the amount of $4,923 and $6,614, respectively, and interest payments on the lease in the amount of $249 and $1,142, respectively.	$-	$4,922

On January 1, 2010, the Company entered into a capital lease for a van. The lease agreement is for 60 payments of $614 per month. During the year ended December 31, 2011and 2010, the Company made principal payments on the lease in the amount of $5,146 and $4,289, and interest payments on the lease in the amount of $2,222 and $2,465, respectively.	19,493	24,639

On June 30, 2010, the Company entered into a capital lease for a van. The lease agreement is for 60 payments of $519.30 per month.	18,886	23,356

Total outstanding	38,379	52,916
Less: current maturities	(10,535)	(14,538)
Long-term	$27,844	$38,378

Maturities of capital leases for the next five years are as follows:

		December 31,
		2011	2010
2011		$-	$18,770
2012		13,600	13,600
2013		13,600	13,600
2014		13,600	13,600
2015		3,730	3,730
	Subtotal	$44,530	$63,300
	Less interest	(6,151)	(10,383)
	Total	$38,379	$52,917

8.  COMMON STOCK

The Company has authorized a total of 1,000 shares of common stock with no par value.  As December 31, 2011 and 2010, the Company had issued and outstanding 1,000 shares of common stock.

9. RELATED PARTY TRANSACTIONS

The Company has following transactions with the stockholder, entities under common control which are controlled by the Company’s stockholder:

(a)
The Company purchases from an entity related to the stockholder. Total purchases from the related party for the years ended December 31, 2011 and 2010 was $79,277 and $59,912, respectively.  Related party accounts payable outstanding as of December 31, 2011 and 2010 was $9,601 and $2,743, respectively.

(b)	The Company made distributions to the stockholder of $436,642 and $395,384 for the years ended December 31, 2011 and 2010, respectively.
(c)
The Company leased warehouse and office space from the stockholder.  The Company charged related party rent expense of $100,000 and $100,000 for the years ended December 31, 2011 and 2010, respectively.

10. BUSINESS CONCENTRATION

For the years ended December 31, 2011 and 2010, sales to major customer(s) and purchases from major supplier(s) are as follows:

	2011			2010
	#	Amount	%	#	Amount	%
Major customer(s)	2	$2,606,310	45.90	1	$1,775,485	38.96
Major supplier(s)	0	$0	00.00	0	$0	00.00

11. SUBSEQUENT EVENT

Subsequent events have been evaluated through July 18, 2012, a date that the financial statements were issued.

On May 18, 2012, Innovative Foods Holdings, Inc.  acting through a newly created subsidiary (“Subsidiary”), entered into a Stock Purchase Agreement to acquire all of the issued and outstanding shares of Artisan Specialty Foods, Inc.  The purchase price was $1.2 million, with up to another $300,000 payable in the event certain financial milestones are met over the next one or two years.  Prior to the acquisition, Innovative Food Holdings, Inc. was a major customer for the years ended December 31, 2011 and 2010.

As part of the transaction, Mr. Vohaska entered into a two year employment agreement with Subsidiary to continue running the acquired business.  The agreement provides for an annual base salary of $120,000 in the first year and $140,000 in the second year.

Also as part of the acquisition of Artisan, the registrant entered into a three year lease for the premises where Artisan conducted its business prior to the acquisition described above.  The annual base rent under the lease ranges from approximately $100,000 to approximately $102,010. The landlord is Mr. and Mrs. David Vohaska.

In accordance with the acquisition, a condition precedent to the closing required the seller to pay-off all secured creditors from the Closing Cash Payment necessary to pay all the Company’s secured debt in full.

ARTISAN SPECIALTY FOODS, INC.

Financial Statements

March 31, 2012 and 2011

Artisan Specialty Foods, Inc.
Balance Sheet (Unaudited)

	March 31,	March 31,
	2012	2011
ASSETS
Current assets

Cash and cash equivalents	$75,705	$84,502
Accounts receivable, net	355,943	321,070
Inventory	419,759	558,595

Total current assets	851,407	964,167

Property and equipment, net	74,899	136,374

Total assets	$926,306	$1,100,541

LIABILITIES AND STOCKHOLDERS' (DEFICIENCY)
Current liabilities
Line of credit	$711,121	$695,372
Accounts payable and accrued liabilities	609,299	430,925
Capital lease payable, current portion	2,821	6,890
Total current liabilities	1,323,241	1,133,187

Capital lease payable - long term portion	33,014	41,910
Total liabilities	1,356,255	1,175,097

Stockholders' (deficiency)

Common stock, no par value; 1,000 shares authorized, issued and outstanding at March 31, 2012 and December 31, 2011	1,000	1,000
Accumulated deficit	(430,949)	(75,556)
Total stockholders' (deficiency)	(429,949)	(74,556)

Total liabilities and stockholders' (deficiency)	$926,306	$1,100,541

See notes to unaudited financial statements.

Artisan Specialty Foods, Inc.
Statements of Operations (Unaudited)

	For the Three	For the Three
	Months Ended	Months Ended
	March 31,	March 31,
	2012	2011

Revenue	$1,599,396	$1,217,853

Cost of goods sold	1,002,493	799,690
Gross Profit	596,903	418,163

Selling, general and administrative expenses	289,887	332,952
Total operating expenses	289,887	332,952

Operating income	307,016	85,211

Other expense:
Interest expense, net	7,685	6,872
Total other expense	7,685	6,872

Income before income taxes	299,331	78,339

Income tax expense	2,500	2,000

Net income	$296,831	$76,339

Net income per share- basic	$296.83	$76.34

Weighted average shares outstanding- basic	1,000	1,000

See notes to unaudited financial statements.

Artisan Specialty Foods, Inc.
Statements of Cash Flows (Unaudited)

	For the Three	For the Three
	Months Ended	Months Ended
	March 31,	March 31,
	2012	2011

Cash flows from operating activities:
Net income	$296,831	$76,339
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization	14,449	16,541
Changes in operating assets and liabilities:
Accounts receivable, net	64,485	(4,471)
Inventory	(97,025)	(51,496)
Accounts payable and accrued expenses	293,229	218,046
Net cash provided by operating activities	571,969	254,959

Cash flows from investing activities	-	-

Cash flows from financing activities:
Repayment of line of credit	(35,949)	(123,513)
Distributions to owner	(460,244)	(80,000)
Principal payments on debt	(2,544)	(4,116)
Net cash used in financing activities	(498,737)	(207,629)

Increase in cash and cash equivalents	73,232	47,330

Cash and cash equivalents at beginning of period	2,473	37,172

Cash and cash equivalents at end of period	$75,705	$84,502

Supplemental disclosure of cash flow information:

Cash paid during the period for:
Interest	$7,685	$6,872

Income taxes	$2,500	$2,000

See notes to unaudited financial statements.

 ARTISAN SPECIALTY FOODS, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2012 AND 2011
(Unaudited)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A summary of significant accounting policies applied in the preparation of the accompanying financial statements.

Business Activities

Artisan Specialty Foods, Inc. “the Company” was organized on July 8, 2004 as an S-Corporation, in the state of Illinois.  The Company is in the business of providing specialty food products to end users.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reported periods. Actual results could materially differ from those estimates.

Revenue Recognition

The Company recognizes revenue upon product shipment. The Company ships all its products either overnight shipping terms or three day shipping terms to the customer. Shipping charges to customers and sales taxes collectible from customers, if any, are included in revenues.

For revenue from product sales, the Company recognizes revenue in accordance with Financial Accounting Standards Board “FASB” Accounting Standards Codification “ASC” 605-15-05. ASC 605-15-05 requires that four basic criteria must be met before revenue can be recognized:  (1) persuasive evidence of an arrangement exists; (2) delivery has occurred; (3) the selling   price is fixed and   determinable; and (4) collectability is reasonably assured.  Determination of criteria (3) and (4) are based on management's judgments regarding the fixed nature of the selling prices of the products delivered and the collectability of those amounts.  Provisions for discounts and rebates to customers, estimated returns and allowances, and other adjustments are provided for in the same period the related sales are recorded.

Cost of goods sold

The Company has included in cost of goods sold all costs which are directly related to the generation of revenue. These costs include primarily the cost of the product plus the shipping costs.

Selling, general, and administrative expenses

The Company has included in selling, general, and administrative expenses all other costs which support the Company’s operations but which are not includable as a cost of sales. These include primarily payroll, facility costs such as rent and utilities, and other administrative costs including professional fees.  Advertising costs are expensed as incurred.

Cash and Cash Equivalents

Cash equivalents include all highly liquid debt instruments with original maturities of three months or less which are not securing any corporate obligations.

Accounts Receivable

The Company provides an allowance for doubtful accounts equal to the estimated uncollectible amounts.  The Company’s estimate is based on historical collection experience and a review of the current status of trade accounts receivable.  It is reasonably possible that the Company’s estimate of the allowance for doubtful accounts will change.  As of March 31, 2012 and 2011, the allowance for doubtful accounts was $50,000.

Property and Equipment

Property and equipment are valued at cost.  Depreciation is provided over the estimated useful lives up to five years using the straight-line method.  Leasehold improvements are depreciated on a straight-line basis over the term of the lease.

The estimated service lives of property and equipment are as follows:

Computer Equipment	3 years
Office Furniture and Fixtures	5 years
Warehouse Equipment	5 years
Vehicles	5 years

Inventories

Inventory is valued at the lower of cost or market and is determined by the first-in, first-out method.

Long-lived Assets

The Company reviews its property and equipment and any identifiable intangibles for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The test for impairment is required to be performed by management at least annually. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the future undiscounted operating cash flow expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the asset exceeds the fair value of the asset. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less costs to sell.

As of March 31, 2012, the Company’s management believes there is no impairment of its long-lived assets.  There can be no assurance, however, that market conditions will not change which could result in impairment of long-lived assets in the future.

Net Loss Per Common Share

Basic net earnings per share is based on the weighted average number of shares outstanding during the period, while fully-diluted net earnings per share is based on the weighted average number of shares of common stock and potentially dilutive securities assumed to be outstanding during the period using the treasury stock method. The Company did not have any dilutive securities outstanding at March 31, 2012 or 2011.

Fair Value of Financial Instruments

The carrying amount of the Company’s cash and cash equivalents, accounts receivable, notes payable, line of credit, accounts payable and accrued expenses, none of which is held for trading, approximates their estimated fair values due to the short-term maturities of those financial instruments.

The Company adopted ASC 820-10, “Fair Value Measurements” (SFAS 157), which provides a framework for measuring fair value under GAAP.  ASC 820-10 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date.  ASC 820-10 requires that valuation techniques maximize the use of observable inputs and minimize the use of unobservable inputs.

Advertising costs

The Company follows the policy of charging the costs of advertising expenses as incurred.

Income taxes

The Company has elected to be treated as subchapter “S” corporations for federal and state income tax purposes. Therefore, no provision has been made for corporate federal and state income taxes and the stockholders have consented to include the income or loss in their individual tax returns. The Company is, however, liable for its state franchise taxes. The Company provides for income taxes based on pre-tax earnings reported in the financial statements. Certain items such as depreciation are recognized for tax purposes in periods other than the period they are reported in the financial statements.

Deferred income taxes are provided in accordance with ASC 740, Subtopic 10. Deferred income taxes are provided for accumulated temporary differences due to basis of differences for assets and liabilities for financial reporting and income tax purposes, including alternative minimum taxes. The Company’s temporary differences were deemed to be immaterial.

In June 2006, the FASB issued FASB ASC 740-10-25, which prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. ASC 740-10-25 also provides guidance on derecognition, classification, treatment of interest and penalties, and disclosure of such positions. Effective January 1, 2007, the Company adopted the provisions of ASC 740-10-25, as required. As a result of implementing ASC 740-10-25, there has been no adjustment to the Company’s financial statements and the adoption of ASC 740-10-25 did not have a material effect on the Company’s financial statements for the three months ended March 31, 2012 and 2011.

New Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

2. ACCOUNTS RECEIVABLE

At March 31, 2012 and 2011, accounts receivable consists of:

	2012	2011
Accounts receivable from customers	$405,943	$371,070
Allowance for doubtful accounts	(50,000)	(50,000)
Accounts receivable, net	$355,943	$321,070

3.   INVENTORY

At March 31, 2012 and 2011, finished goods inventory was $419,759 and $558,595, respectively.

4. PROPERTY AND EQUIPMENT

A summary of property and equipment at March 31, 2012 and 2011, is as follows:

	2012	2011
Office Equipment	$33,926	$33,926
Warehouse Equipment	44,331	44,331
Computer Equipment	66,746	66,746
Leasehold Improvements	100,500	100,500
Vehicles	176,825	176,825
	422,328	422,328
Less accumulated depreciation and amortization	(347,429)	(285,954)
Total	$74,899	$136,374

Depreciation and amortization expense for property and equipment amounted to $14,449 and $16,541 for the three months ended March 31, 2012 and 2011, respectively.

5. LINE OF CREDIT

The Company entered into a line of credit facility with The PrivateBank and Trust Company for a maximum borrowing of $1,000,000 available for working capital and maturing June 28, 2012. The line is collateralized by a first lien on all the Company’s business assets, a mortgage on the Company’s warehouse and office facility which the Company leases and commercial guaranty from the Company’s shareholder.  The variable interest rate on the line of credit is based upon the prime rate published by the Wall Street Journal.

The Company has a line of credit with a bank.  As of March 31, 2012 and 2011, the Company had $711,121 and $695,372 due under the line of credit agreement, respectively. In accordance with the acquisition on May 18, 2012, the line of credit was fully paid off and cancelled.

6. ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

Accounts payable and accrued liabilities at March 31, 2012 and 2011 are as follows:

	2012	2011
Trade payables	$609,299	$430,925

7. CAPITAL LEASES

	March 31, 2012	March 31, 2011
On August 20, 2006, the Company entered into a capital lease for a van. The lease agreement is for 60 payments of $646.33 per month. During the three months ended March 31, 2012 and 2011, the Company made principal payments on the lease in the amount of $0 and $1,795, respectively, and interest payments on the lease in the amount of $0 and $144, respectively.	$-	$3,127

On January 1, 2010, the Company entered into a capital lease for a van. The lease agreement is for 60 payments of $614 per month. During the three months ended March 31, 2012 and 2011, the Company made principal payments on the lease in the amount of $1,368 and $1,239, and interest payments on the lease in the amount of $474 and $603, respectively.	18,125	23,400

On June 30, 2010, the Company entered into a capital lease for a van. The lease agreement is for 60 payments of $519.30 per month. During the three months ended March 31, 2012 and 2011, the Company made principal payments on the lease in the amount of $1,176 and $1,083, and interest payments on the lease in the amount of $382 and $475, respectively.	17,710	22,273

Total outstanding	35,835	48,800
Less: current maturities	2,821	6,890
Long-term	$33,014	$41,910

Maturities of capital lease for the next five years are as follows:

		March 31,
		2012	2011
2012		$-	$16,831
2013		13,600	13,600
2014		13,600	13,600
2015		12,372	12,372
2016		1,558	1,558
2017		-	-
	Subtotal	$41,130	$57,961
	Less interest	(5,295)	(9,161)
	Total	$35,835	$48,800

8.  COMMON STOCK

The Company has authorized a total of 1,000 shares of common stock with no par value.  As March 31, 2012 and 2011, the Company had issued and outstanding 1,000 shares of common stock.

9. RELATED PARTY TRANSACTIONS

The Company has following transactions with the stockholder, entities under common control which are controlled by the Company’s stockholder:

(a)
The Company purchases from an entity related to the stockholder. Total purchases from the related party for the three months ended March 31, 2012 and 2011 was $20,933 and $16,521, respectively.  Related party accounts payable outstanding as of March 31, 2012 and 2011 was $12,160 and $10,197, respectively.

(b)	The Company made distributions to the stockholder of $460,244 and $80,000 for the three months ended March 31, 2012 and 2011, respectively.
(c)
The Company leased warehouse and office space from the stockholder. The Company charged related party rent expense of $25,000 and $25,000 for the three months ended March 31, 2012 and 2011, respectively.

10. BUSINESS CONCENTRATION

For the three months ended March 31, 2012 and 2011, sales to major customer(s) are as follows:

	2012			2011
	#	Amount	%	#	Amount	%
Major customer(s)	2	$628,849	39.31	2	$795,515	65.32

11. SUBSEQUENT EVENT

Subsequent events have been evaluated through June 30, 2012, the date that the financial statements were issued.

On May 18, 2012, Innovative Foods Holdings, Inc.  acting through a newly created subsidiary (“Subsidiary”), entered into a Stock Purchase Agreement to acquire all of the issued and outstanding shares of Artisan Specialty Foods, Inc.  The purchase price was $1.2 million, with up to another $300,000 payable in the event certain financial milestones are met over the next one or two years.  Prior to the acquisition, Innovative Food Holdings, Inc. was a major customer for the years ended December 31, 2011 and 2010.

As part of the transaction, Mr. Vohaska entered into a two year employment agreement with Subsidiary to continue running the acquired business.  The agreement provides for an annual base salary of $120,000 in the first year and $140,000 in the second year.

Also as part of the acquisition of Artisan, the registrant entered into a three year lease for the premises where Artisan conducted its business prior to the acquisition described above.  The annual base rent under the lease ranges from approximately $100,000 to approximately $102,010. The landlord is Mr. and Mrs. David Vohaska.

In accordance with the acquisition, a condition precedent to the closing required the seller to pay-off all secured creditors from the Closing Cash Payment necessary to pay all the Company’s secured debt in full.